EXHIBIT 99.1

MercadoLibre, Inc. Reports Financial Results for Second Quarter 2008

             Q2'08 Revenue Increases 81.7% to $34.5 Million

     Q2'08 Operating Income of $8.1 Million; Q2'08 and Operating Income
        of $9.7 Million Excluding Non-Recurring Compensation Expense

      Q2'08 EPS of $0.07; Q2'08 EPS of $0.10 Excluding Non-Recurring
                         Compensation Expenses

BUENOS AIRES, Argentina, Aug. 12, 2008 (PRIME NEWSWIRE) -- MercadoLibre, Inc. (Nasdaq:MELI) (http://www.mercadolibre.com), host of the largest online trading and payments platform in Latin America, today reported financial results for its second fiscal quarter ended June 30, 2008.

"The second quarter was a very good one for MercadoLibre, as our businesses continued to deliver value to our increasing community of users," said Marcos Galperin, President and CEO of MercadoLibre. "Focusing on meeting the constantly evolving needs of our buyers and sellers is a central tenet of our Company's strategy for sustaining growth in our e-commerce and payments platforms and the best way to generate long term value for our stockholders."

Financial Results

Second Quarter Results

MercadoLibre reported consolidated net revenue for the three months ended June 30, 2008 of $34.5 million, an accelerating quarterly year over year revenue growth rate of 81.7%. Second quarter marketplace revenue grew 76.0% to $28.3 million from $16.1 million for the prior year period. Payments revenues grew to $6.2 million for the second quarter, up 113.4% from $2.9 million for the same period during 2007. Revenue growth was primarily driven by accelerating growth in both gross merchandise and total payment volume, and by the strong results from classifieds and ad sales, as the Company continues to ramp-up its efforts in these newer offerings.

Gross profit grew 84.1% to $27.6 million from $15.0 million in the prior year second quarter. Gross margin improved to 80.0% from 78.9% in the second quarter of 2007.

Income from operations grew 69.6% to $8.1 million from $4.8 million for the same period during 2007. As expected, income from operations included $1.5 million in anticipated compensation costs related to the Classified Media Group (CMG) acquisition. Excluding the compensation expenses, second quarter income from operation grew 101.8% to $9.7 million. Operating income margin, including the compensation costs was 23.6%. Excluding the compensation costs, operating income margin was 28.1%.

Income tax expenses were $2.5 million for the second quarter of 2008, an increase of 35.2% over tax expenses of $1.8 million for the same period one year earlier. Net income for the three-month period ended June 30, 2008 was $2.9 million, compared to $0.6 million during the same period of 2007, an increase of 398.8%. Net income excluding compensation expense would have been $4.5 million for the second quarter of 2008.

Earnings per share for the second quarter of 2008, both basic and diluted, were $0.07 per share. Earnings per share, excluding compensation expenses would have been $0.10 per share, both basic and diluted, for the quarter.

Six Month Results

Revenue for the six months ended June 30, 2008 increased 78.7% to $63.3 million compared with $35.4 million for the prior year period. Gross profit increased 80.3% to $50.4 million from $27.9 million from the prior year period, representing a gross profit margin of 79.6% for first half of fiscal 2008.

Income from operations increased 88.1% to $14.7 million from $7.8 million for the six months ended June 30, 2008.

Net income for the six months ended June 30, 2008 was $5.0 million, compared to $1.6 million for the prior year period, an increase of 216.4%.

Key Performance Metrics

Following are highlights on certain key performance metrics for the second quarter ended June 30, 2008.

Registered Users -- New confirmed registered users for the three month period ended June 30, 2008 were 1.6 million, generating a cumulative confirmed registered user base of 28.1 million users as of June 30, 2008, an increase of 30.5% over the 21.6 million users registered as of June 30, 2007.

Transaction volume -- Gross merchandise volume was $515.5 million for the second quarter of 2008, a 50.3% growth from gross merchandise volume of $343.0 for the same period during 2007. MercadoLibre totaled 5.1 million successful items during the second quarter of 2008, 21.1% more than the 4.2 million successful items sold during the same quarter of 2007. Total payment volume was $66.8 million during the three-month period ending June 30, 2008, a growth of 115.6% over total payment volume of $31.0 million for the same period of 2007.

"We are proud of the work our teams have carried out so far this year, and look forward to the second half of 2008 as we continue to focus on delivering a world class trading experience for our community of users," said Mr. Galperin.

Conference Call and Webcast

MercadoLibre will host a conference call to discuss results for the quarter ending June 30, 2008 today at 4:30 p.m. Eastern Time. The conference call may be accessed by dialing 719-234-0008. A live webcast of the conference call can be accessed at the company's investor relations website at http://investor.mercadolibre.com/. An archive will be available for one week following the conclusion of the conference call.

Definition of Selected Operational Metrics

New confirmed registered users -- Measure of the number of new users who have registered on the MercadoLibre marketplace and confirmed their registration.

Total confirmed registered users -- Measure of the cumulative number of users who have registered on the MercadoLibre marketplace and confirmed their registration.

Gross merchandise volume -- Measure of the total U.S. dollar sum of all transactions completed through the MercadoLibre marketplace, excluding motor vehicles, vessels, aircraft, real estate, and services.

Successful items -- Measure of the number of items that were sold/purchased through the MercadoLibre marketplace.

Total payment volume -- Measure of total U.S. dollar sum of all transactions paid for using MercadoPago.

Operating income margin -- Income from operations as a percentage of net revenues.

About MercadoLibre

MercadoLibre is the largest online trading platform in Latin America. We are market leaders in e-commerce in each of Argentina, Brazil, Chile, Colombia, Ecuador, Mexico, Peru, Uruguay and Venezuela, based on unique visitors and page views during 2006. Additionally, we have recently launched online trading platforms in Costa Rica, the Dominican Republic and Panama. With a market of over 550 million people and a region with one of the world's fastest-growing Internet penetration rates, we provide buyers and sellers a robust online trading environment that fosters the development of a large and growing e-commerce community. We offer a technological and commercial solution that addresses the distinctive cultural and geographic challenges of operating an online trading platform in Latin America.

Non-GAAP Financial Measures

This press release includes the following financial measures defined as "non-GAAP financial measures" by the Securities and Exchange Commission (SEC). See "Non GAAP Measures of Financial Performance" for more information about these measures.

Forward-Looking Statements

Any statements contained in this press release that are not statements of historical fact, including statements about the company's beliefs and expectations, are forward-looking statements and should be evaluated as such. Such forward-looking statements reflect, among other things, the company's current expectations, plans, projections and strategies, anticipated financial results, future events and financial trends affecting the company's business, all of which are subject to known or unknown risk and uncertainties that may cause the company's actual results to differ materially from those expressed or implied by these forward-looking statements, including general market conditions, the failure of customary closing conditions, adverse changes in the company's markets and other risks disclosed in the company's filings with the Securities and Exchange Commission. Because of the risks, uncertainties and assumptions, investors should not place undue reliance on any forward-looking statements.

                                            June 30       December 31
                                              2008            2007
                                         -------------   -------------
                     Assets               (Unaudited)      (Audited)
 Current assets:
   Cash and cash equivalents             $  17,674,256   $  15,677,407
   Short-term investments                   31,743,124      52,300,007
   Accounts receivable                       3,507,800       3,211,252
   Funds receivable from customers          36,094,640      29,162,763
   Prepaid expenses                            841,083         283,477
   Deferred tax assets                       3,775,170       3,445,101
   Other assets                              1,557,460         894,163
                                         -------------   -------------
        Total current assets                95,193,533     104,974,170
 Non-current assets:
   Long-term investments                     2,244,276       1,323,789
   Property and equipment, net               5,676,382       4,143,204
   Goodwill and intangible assets, net      43,893,181      23,428,646
   Deferred tax assets                          33,406         269,596
   Other assets                                375,434         353,395
                                         -------------   -------------
        Total non-current assets            52,222,679      29,518,630

        Total assets                     $ 147,416,212   $ 134,492,800
                                         =============   =============

     Liabilities and Shareholders' Equity
 Current liabilities:
   Accounts payable and accrued expenses $  12,903,962   $   9,278,138
   Funds payable to customers               19,333,050      16,418,177
   Social security payable                   4,241,352       3,778,236
   Taxes payable                             4,025,173       2,493,749
   Loans payable                             2,667,192       9,713,227
   Provisions                                   93,623          69,979
                                         -------------   -------------
        Total current liabilities           43,264,352      41,751,506
 Non-current liabilities:
   Loans payable                                 5,959              --
   Deferred tax liabilities                  1,967,766              --
   Other liabilities                         1,204,958       1,068,155
                                         -------------   -------------
        Total non-current liabilities        3,178,683       1,068,155
        Total liabilities                   46,443,035      42,819,661
                                         -------------   -------------

 Commitments and contingencies

 Shareholders' equity:

   Common stock, $0,001 par value,
    110,000,000 shares authorized,
    44,292,273 and 44,226,563 shares
    issued and outstanding at
    June 30, 2008 and December 31,
    2007, respectively                          44,292          44,227
   Additional paid-in capital              122,001,703     121,890,138
   Accumulated deficit                     (29,349,145)    (34,363,917)
   Accumulated other comprehensive
    income                                   8,276,327       4,102,691
                                         -------------   -------------
        Total shareholders' equity         100,973,177      91,673,139
                                         -------------   -------------

        Total liabilities and
         shareholders' equity            $ 147,416,212   $ 134,492,800
                                         =============   =============

                Six Months Ended June 30    Three Months Ended June 30
               --------------------------   --------------------------
                   2008          2007           2008          2007
               ------------  ------------   ------------  ------------
                       (Unaudited)                 (Unaudited)

 Net revenues  $ 63,312,238  $ 35,432,625   $ 34,471,508  $ 18,973,288
 Cost of net
  revenues      (12,921,182)   (7,487,262)    (6,901,503)   (3,999,922)
               ------------  ------------   ------------  ------------
 Gross profit    50,391,056    27,945,363     27,570,005    14,973,366

 Operating
  expenses:
   Product and
    technology
    development  (3,473,893)   (2,002,716)    (1,730,780)   (1,029,096)
   Sales and
    marketing   (19,480,049)  (12,646,525)   (10,265,389)   (6,330,128)
   General and
    administra-
    tive        (10,827,171)   (5,486,314)    (5,879,569)   (2,811,198)
   Compensation
    Cost related
    to acquisi-
    tions        (1,919,870)           --     (1,546,397)           --
               ------------  ------------   ------------  ------------

 Total operating
  expenses      (35,700,983)  (20,135,555)   (19,422,135)  (10,170,422)
               ------------  ------------   ------------  ------------

 Income from
  operations     14,690,073     7,809,808      8,147,870     4,802,944
               ------------  ------------   ------------  ------------

 Other income
  (expenses):
   Interest
    income        1,019,929       519,239        270,576       421,522
   Interest ex-
    pense and
    other
    financial
    charges      (2,321,147)     (987,644)      (958,348)     (451,783)
   Foreign
    currency
    loss         (3,041,354)   (1,004,172)    (2,052,638)     (599,398)
   Other ex-
    penses, net       2,285    (2,046,058)         2,285    (1,761,421)
               ------------  ------------   ------------  ------------
 Net income
  before income
  / asset tax
  expense        10,349,786     4,291,173      5,409,745     2,411,864
               ------------  ------------   ------------  ------------

 Income / asset
  tax expense    (5,335,014)   (2,706,100)    (2,462,650)   (1,820,978)
               ------------  ------------   ------------  ------------
 Net income    $  5,014,772  $  1,585,073   $  2,947,095  $    590,886
               ============  ============   ============  ============

 Accretion of
  preferred
  stock                  --      (247,439)            --      (123,720)
               ------------  ------------   ------------  ------------
 Net income
  available to
  common share-
  holders      $  5,014,772  $  1,337,634   $  2,947,095  $    467,166
               ============  ============   ============  ============
 Basic EPS
  Basic net
   income per
   share       $       0.11  $       0.03   $       0.07  $       0.01
               ============  ============   ============  ============
  Weighted
   average
   shares        44,238,146    13,475,873     44,238,166    13,575,158
               ============  ============   ============  ============
 Diluted EPS
  Diluted net
   income per
   common
   share       $       0.11  $       0.03   $       0.07  $       0.01
               ============  ============   ============  ============
  Weighted
   average
   shares        44,367,846    13,986,707     44,369,317    13,987,128
               ============  ============   ============  ============

                                             Six Months Ended June 30
                                            --------------------------
                                                2008          2007
                                            ------------  ------------
                                                   (Unaudited)

 Cash flows from operations:
  Net income                                $  5,014,772  $  1,585,073
  Adjustments to reconcile net income to
   net cash provided by operating
   activities:
    Depreciation and amortization              1,520,702     1,101,050
    Interest expense                                  --       316,750
    Realized gains on investments               (813,757)     (306,854)
    Unrealized gains on investments              (56,649)      (83,118)
    Stock-based compensation expense
     - stock options                               2,447        13,548
    Stock-based compensation expense
     - restricted shares                          46,329            --
    Change in fair value of warrants                  --     2,087,960
    Deferred income taxes                        193,619       705,619
    Changes in assets and liabilities,
     excluding the effect of CMG
     acquisition:
      Accounts receivable                        324,660        97,797
      Funds receivable from customers         (3,463,772)       87,624
      Prepaid expenses                          (546,196)     (875,371)
      Other assets                               295,528      (255,788)
      Accounts payable and accrued expenses    3,241,464       784,903
      Funds payable to customers               1,175,341        95,341
      Provisions                                (390,673)     (305,552)
      Other liabilities                           23,779       481,273
                                            ------------  ------------
    Net cash provided by operating
     activities                                6,567,594     5,530,255
                                            ------------  ------------
 Cash flows from investing activities:
   Purchase of investments                   (39,085,208)   (7,378,220)
   Proceeds from sale and maturity of
    investments                               60,732,449     5,622,548
   Payment for purchase of CMG, net of
    cash acquired                            (16,824,065)           --
   Purchase of intangible assets                 (59,098)      (20,179)
   Purchases of property and equipment        (2,675,365)   (1,942,189)
                                            ------------  ------------
    Net cash provided by (used in)
     investing activities                      2,088,713    (3,718,040)
                                            ------------  ------------
 Cash flows from financing activities:
  Increase in short term debt                         --         1,370
  Decrease in short term debt                 (7,630,307)           --
  Loans received                                   5,958            --
  Stock options exercised                         62,854        22,888
                                            ------------  ------------
 Net cash provided by (used in)
  financing activities                        (7,561,495)       24,258
                                            ------------  ------------
   Effect of exchange rate changes
    on cash and cash equivalents                 902,037       115,430
                                            ------------  ------------
 Net decrease in cash and
  cash equivalents                             1,996,849     1,951,903
 Cash and cash equivalents,
  beginning of the period                     15,677,407     7,143,027
                                            ------------  ------------
 Cash and cash equivalents,
  end of the period                         $ 17,674,256  $  9,094,930
                                            ------------  ------------

                                             Six Months Ended June 30,
                                             -------------------------
                                                2008           2007
                                             -----------    ----------
                                                   (Unaudited)

 Supplemental cash flow information:
  Cash paid for interest                     $   187,774    $  160,105
  Cash paid for income taxes                 $ 4,145,532    $1,864,120

 Non-cash financing activities:
  Accretion of preferred stock               $        --    $  247,439

 Acquisition of Classified Media Group:
  Cash and cash equivalents                  $   554,739    $       --
  Accounts receivable                             56,613            --
  Other current assets                           904,791            --
  Non current assets                             365,190            --
                                             -----------    ----------
  Total assets acquired                        1,881,333            --
                                             -----------    ----------
  Accounts payable and accrued expenses           69,516            --
  Taxes payable                                  459,462            --
  Social security payable                        243,141            --
  Non current liabilities                         14,000            --
  Provisions                                     408,336            --
                                             -----------    ----------
  Total liabilities assumed                    1,194,455            --
                                             -----------    ----------
  Net assets acquired                            686,878            --
                                             -----------    ----------
  Goodwill                                    13,037,504            --
  Trademarks                                   5,622,188            --
  Deferred Income Tax on Trademarks           (1,967,766)           --
                                             -----------    ----------
  Total purchase price                        17,378,804            --
                                             -----------    ----------
  Cash and cash equivalents acquired            (554,739)           --
                                             -----------    ----------

  Payment for purchase of Classified Media,
    net of cash acquired                     $16,824,065    $       --
                                             -----------    ----------

                           Three Months Ended June 30, 2008
                ------------------------------------------------------
                                       Marketplaces
                       --------------------------------------------
                          Brazil        Argentina         Mexico
                       ------------    ------------    ------------
 Net revenues          $ 13,649,406    $  4,252,040    $  3,108,820
 Direct costs            (8,397,321)     (2,020,438)     (2,158,256)
                       ------------    ------------    ------------
 Direct
  contribution            5,252,085       2,231,602         950,564

                                 -------------------------
                                        Marketplaces
                                 -------------------------
                   Other
                 Countries       Total       Payments     Consolidated
                -----------   -----------   -----------   ------------
 Net revenues   $ 7,300,156   $28,310,422   $ 6,161,086   $ 34,471,508
 Direct costs    (3,622,649)  (16,198,664)   (4,110,109)   (20,308,773)
                -----------   -----------   -----------   ------------
 Direct
  contribution    3,677,507    12,111,758     2,050,977     14,162,735

 Operating
  expenses and
  indirect costs
  of net revenues                                           (6,014,865)
                                                          ------------
 Income from operations                                      8,147,870
                                                          ------------
 Other income (expenses):
  Interest income                                              270,576
  Interest expense and
   other financial
   results                                                    (958,348)
  Foreign exchange                                          (2,052,638)
    Other expenses, net                                          2,285
                                                           ------------
 Net income before
  income / asset tax
  expense                                                  $ 5,409,745
                                                           ===========

                           Three Months Ended June 30, 2007
                ------------------------------------------------------
                                       Marketplaces
                       --------------------------------------------
                          Brazil        Argentina         Mexico
                       ------------    ------------    ------------

 Net revenues          $  8,872,163    $  2,534,266    $  2,255,789
 Direct costs            (5,755,064)     (1,273,008)     (1,430,436)
                       ------------    ------------    ------------
 Direct
  contribution            3,117,099       1,261,258         825,353

                                 -------------------------
                                        Marketplaces
                                 -------------------------
                   Other
                 Countries       Total       Payments     Consolidated
                -----------   -----------   -----------   ------------

 Net revenues   $ 2,424,392   $16,086,610   $ 2,886,678   $ 18,973,288
 Direct costs    (1,534,890)   (9,993,398)   (2,188,887)   (12,182,285)
                -----------   -----------   -----------   ------------
 Direct
  contribution      889,502     6,093,212       697,791      6,791,003

 Operating
  expenses and
  indirect costs
  of net revenues                                           (1,988,059)
 Income from
  operations                                                 4,802,944
                                                          ------------
 Other income (expenses):
  Interest income                                              421,522
  Interest expense and
   other financial
   results                                                    (451,783)
  Foreign exchange                                            (599,398)
  Other expenses, net                                       (1,761,421)
                                                          ------------
 Net income before
  income / asset tax
  expense                                                 $  2,411,864
                                                          ============

                           Six Months Ended June 30, 2008
                ------------------------------------------------------
                                       Marketplaces
                       --------------------------------------------
                          Brazil        Argentina         Mexico
                       ------------    ------------    ------------
 Net revenues          $ 25,524,974    $  7,778,392    $  6,048,665
 Direct costs           (15,923,765)     (3,872,243)     (4,207,424)
                       ------------    ------------    ------------
 Direct
  contribution            9,601,209       3,906,149       1,841,241

                                 -------------------------
                                        Marketplaces
                                 -------------------------
                   Other
                 Countries       Total       Payments     Consolidated
                -----------   -----------   -----------   ------------
 Net revenues   $12,439,049   $51,791,080   $11,521,158   $ 63,312,238
 Direct costs    (6,754,998)  (30,758,430)   (7,793,776)   (38,552,206)
                -----------   -----------   -----------   ------------
 Direct
  contribution    5,684,051    21,032,650     3,727,382     24,760,032

 Operating
  expenses and
  indirect costs
  of net revenues                                          (10,069,959)
                                                          ------------
 Income from
  operations                                                14,690,073
                                                          ------------
 Other income (expenses):
  Interest income                                            1,019,929
  Interest expense and
   other financial results                                  (2,321,147)
  Foreign exchange                                          (3,041,354)
  Other expenses, net                                            2,285
                                                          ------------
 Net income before
  income / asset tax
  expense                                                 $ 10,349,786
                                                          ============

                           Six Months Ended June 30, 2007
                ------------------------------------------------------
                                       Marketplaces
                       --------------------------------------------
                          Brazil        Argentina         Mexico
                       ------------    ------------    ------------
 Net revenues          $ 16,571,084    $  4,742,270    $  4,437,625
 Direct costs           (10,673,597)     (2,499,094)     (2,798,490)
                       ------------    ------------    ------------
 Direct
  contribution            5,897,487       2,243,176       1,639,135

                                 -------------------------
                                        Marketplaces
                                 -------------------------
                   Other
                 Countries       Total       Payments     Consolidated
                -----------   -----------   -----------   ------------
 Net revenues   $ 4,530,462   $30,281,441   $ 5,151,184   $ 35,432,625
 Direct costs    (2,902,283)  (18,873,464)   (4,305,089)   (23,178,553)
                -----------   -----------   -----------   ------------
 Direct
  contribution      846,095    12,254,072     1,628,179     11,407,977

 Operating
  expenses and
  indirect costs
  of net revenues                                           (4,444,264)
                                                          ------------
 Income from
  operations                                                 7,809,808
                                                          ------------
 Other income (expenses):
  Interest income                                              519,239
  Interest expense and
   other financial results                                    (987,644)
  Foreign exchange                                          (1,004,172)
  Other expenses, net                                       (2,046,058)
                                                          ------------
 Net income before
  income / asset tax
  expense                                                 $  4,291,173
                                                          ============

Non-GAAP Measures of Financial Performance

This press release includes certain non GAAP financial measures as defined under Securities and Exchange Commission (SEC) Rules to supplement the company's consolidated financial statements presented in accordance with generally accepted accounting principles, or GAAP.

These measures are not in accordance with, or an alternative for, measures prepared in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures are not based on any comprehensive set of accounting rules or principles. Non-GAAP measures have limitations in that they do not reflect all of the amounts associated with MercadoLibre's results of operations in conjunction with the corresponding GAAP measures.

Reconciliation to the nearest GAAP measure of all non-GAAP measures included in this press release can be found in the tables included in this press release.

These non-GAAP measures are provided to enhance investors overall understanding of the company's current financial performance. Specifically, the company believes the non-GAAP measures provide useful information to both management and investors by excluding certain compensation expenses that may not be indicative of its core operating results, thereby enhancing an investor's ability to make period over period comparisons of the company's results. The company believes the inclusion of non-GAAP measures provides consistency in the company's financial reporting and uses these measures in internal budgets and models and in determining executive compensation benchmarks. In this press release MercadoLibre includes each of net income, earnings per basic and diluted share, operating margin, blended and effective tax rate and net cash provided by operating activities and provided by (used in) investing activities after excluding (or adding back) the following charge required by GAAP:

Compensation Costs Related to Acquisitions: This amount relates to the purchase price of the shares of CMG and its subsidiaries. Under EITF 95-8 "Accounting for Contingent Consideration Paid to the Shareholders of an Acquired Enterprise in a Purchase Business Combination", we have recognized a contingent consideration paid to former shareholders as compensation for services. Total compensation paid in cash amounts to $ 1,546,397 and $1,919,870, for the three and six month period ended June 30, 2008 respectively. The following tables show a reconciliation of this exclusion back to the GAAP measures.

 Reconciliation to Income from Operations and Operating Margin

                                            Three months ended June 30
                                            --------------------------
                                               2008           2007
                                            -----------    -----------
 Income from operations                     $ 8,147,870    $ 4,802,944
 Compensation costs related to
  acquisitions                                1,546,397             --
                                            -----------    -----------
 Income from operations before
  compensation cost                         $ 9,694,267    $ 4,802,944
                                            -----------    -----------
 Income from operations margin before
  compensation cost                                28.1%          25.3%
                                            -----------    -----------

 Reconciliation of Net Income to Net Income before compensation cost

 Net income                                 $ 2,947,095    $   590,886
 Compensation costs related to acquisitions   1,546,397             --
                                            -----------    -----------
 Net income before compensation cost        $ 4,493,492    $   590,886
                                            -----------    -----------
 Basic net income per common share:         $      0.07    $      0.01
                                            -----------    -----------
 Basic net income per common share before
  compensation cost:                        $      0.10
                                            -----------    -----------
 Shares used in basic net income per
  share calculation:                         44,238,166     13,575,158
                                            -----------    -----------
 Diluted net income per common share        $      0.07    $      0.01
                                            -----------    -----------
 Diluted net income per common share
  before compensation cost:                 $      0.10
                                            -----------    -----------
 Shares used in diluted net income per
  share calculation:                         44,369,317     13,987,128
                                            -----------    -----------

 Reconciliation of Blended and Effective tax Rate including and excluding compensation cost

                                                 Three months ended
                                                       June 30
                                               -----------------------
                                                  2008         2007
                                               ----------   ----------
 Income and asset tax expense                  $2,462,650   $1,820,978
                                               ----------   ----------
 Income before income taxes                    $5,409,745   $2,411,864
 Compensation costs related to acquisitions     1,546,397           --
                                               ----------   ----------
 Income before income taxes and compensation
  cost                                         $6,956,142   $2,411,864
                                               ----------   ----------
 Blended tax rate(1)                                 45.5%        75.5%
                                               ----------   ----------
 Blended tax rate excluding compensation
  cost(1)                                            35.4%        75.5%
                                               ----------   ----------
 Efective tax rate(2)(3)                             34.8%        45.8%
                                               ----------   ----------
 Efective tax rate excluding compensation
  cost(2)(3)                                         27.1%          --
                                               ----------   ----------

 1 - Blended tax rate defined as income and asset tax expense as a percentage of income before income and asset tax

 2 - Effective income tax rate defined as the provision for income taxes as a percentage of Income before Income tax

 3 - The efective tax rate does not include the effect of the
     Mexican Tax call Impuesto Empresarial a Tasa Unica (IETU)

 Reconciliation of Net cash provided by operating activities and provided by (used in) investing activities after excluding effect of compensation cost

                                              ------------------------
                                                   Six month ended
                                                       June 30
                                              ------------------------
                                                  2008         2007
                                              -----------  -----------
 Net cash provided by operating activities    $ 6,567,594  $ 5,530,255
 Compensation costs related to acquisitions     1,919,870           --
                                              -----------  -----------
 Net cash provided by operating activities
  before compensation cost                    $ 8,487,464  $ 5,530,255
                                              -----------  -----------
 Net cash provided by (used in) investing
  activities                                  $ 2,088,713  $(3,718,040)
 Payment for purchase of CMG, net of cash
  acquired                                     (1,919,870)          --
                                              -----------  -----------
 Net cash provided by (used in) investing
  activities                                  $   168,843  $(3,718,040)
                                              -----------  -----------

MELI_F

CONTACT: MercadoLibre
         Investor Relations contact:
         Pedro Arnt
           +54 (11) 5352 8000
           investor@mercadolibre.com
         Media Relations contact:
         Lorena Diaz Quijano
           +54 (11) 5352 8026
           lorena.diazquijano@mercadolibre.com